EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Darin P. McAreavey, Executive Vice president, Chief Financial Officer, Secretary and Treasurer of Stellent, Inc., a Minnesota Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)   the Annual Report on Form 10-K of the Company for the fiscal period ended March 31, 2006 (the “Report”) fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(3)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DARIN P. McAREAVEY
Darin P. McAreavey
Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Dated: June 14, 2006